Exhibit 10.5.15
Amendment No. 1 to Second Amended and Restated Credit Agreement
(SLA)

This Amendment No. 1 to Second Amended and Restated Credit Agreement (this “Amendment”), is dated as of October 6, 2023 (the “Effective Date”) among Sunnova EZ-Own Portfolio, LLC, a Delaware limited liability company (the “Borrower”), Sunnova SLA Management, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, a Delaware limited liability company, as seller (in such capacity, the “Seller”) and as pledgor (in such capacity, the “Pledgor”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and, collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each, a “Funding Agent” and, collectively, the “Funding Agents”) and Atlas Securitized Products Holdings, L.P., as administrative agent under the Credit Agreement (in such capacity, the “Administrative Agent”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.
Recitals:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Administrative Agent, the Paying Agent, U.S. Bank National Association, not in its individual capacity, but solely as custodian, are party to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested that by execution of this Amendment, ING Capital LLC (“ING”) becomes a “Committed Lender” in the ING Lender Group as well as the “Funding Agent” for the ING Lender Group (the “ING Funding Agent”), in each case, for all purposes of the Credit Agreement;
WHEREAS, in furtherance of the foregoing and in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof; and
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.01.    Amendments To The Credit Agreement.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended with text marked in underline indicating additions to the Credit Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Credit Agreement as set forth in Exhibit A attached hereto.
    [***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 1.02.    Assignments of Advances to ING.
In connection with this Amendment and ING becoming a Committed Lender on the date hereof and in accordance with the terms and conditions of Section 10.8 of the Credit Agreement, each Lender (each an “Assignor” and together, the “Assignors”) hereby sells and assigns to ING (the “Assignee”), and Assignee hereby purchases and assumes from each such Assignor its respective outstanding Advances along with its respective rights and obligations as a Committed Lender under the Credit Agreement and other Transaction Documents related thereto in the amounts, and in exchange for payment by Assignee to each Assignor on the date hereof of the amounts set out in the flow of funds agreed to by the parties hereto, plus accrued interest thereon through (and including) the date hereof which such interest will be paid by the Borrower to each Assignor on the immediately following Payment Date pursuant to Section 2.7 of the Credit Agreement. Each of the Borrower, the Administrative Agent, each Lender party hereto and each Funding Agent Party hereto acknowledges, consents and agrees to such purchases, sales and interest allocation. Other than in respect of sales of interests and purchases, respectively, on the date hereof of the outstanding Advances held by such Lenders on the date hereof expressly acknowledged, consented and agreed to pursuant to this Section 1.02, sales and interests shall remain subject to the Credit Agreement, including Section 10.8 thereof. For the avoidance of doubt, each party hereto agrees that this Section 1.02 shall constitute an assignment of Advances pursuant to Section 10.8 of the Credit Agreement.
Section 2.01.    Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
    (a)    (i) The Administrative Agent, the Borrower, the Manager, the Servicer, the Seller, the Pledgor, and the Lenders shall have executed and delivered this Amendment, (ii) ING, the ING Funding Agent, the Administrative Agent, the Borrower and the Servicer shall have executed and delivered the ING Lender Fee Letter and such ING Lender Fee Letter shall have become effective, (iii) the Parent shall have executed and delivered a reaffirmation and acknowledgment regarding the Parent Guaranty, and (iv) the ING Funding Agent shall have received a risk retention letter regarding Regulation (EU) 2017/2402 executed by the Parent and a transaction summary in form and substance acceptable to the ING Funding Agent; and
    (b)    (i) The Administrative Agent and each Lender party hereto shall have received updated Secretary’s Certificates from each of the Parent, the Borrower, the Manager, the Servicer, the Seller, and the Pledgor that includes (x) authorizing resolutions, (y) updated incumbency certificates and (z) any updated organizational documents for each, and (ii) the Administrative Agent and each Lender party hereto shall have received a customary legal opinion from counsel to the Borrower and the Servicer addressing authorization and enforceability of this Amendment, and the amendments hereby and thereby to the Credit Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 3.01.    Amendment with Joinder Effects
    (a)    In connection with this Amendment and (x) ING becoming a Committed Lender on the date hereof and (y) ING Funding Agent becoming a Funding Agent on the date hereof, the parties hereto acknowledge, agree and consent as follows: (i) by executing this Amendment, the Borrower, ING (in its capacity as a Committed Lender), ING Funding Agent (in its capacity as a Funding Agent), and the Administrative Agent hereby agree that this Amendment is being delivered in lieu of a Joinder Agreement in the form attached to the Credit Agreement as Exhibit G (the “Form of Joinder Agreement”) and such parties intend to be bound to the same extent as if such a Joinder Agreement had been executed and delivered on the date hereof, with the information required to be included on Schedule I and Schedule II to such Joinder Agreement being set forth on Schedule I and Schedule II to this Amendment; (ii) each of the Borrower, the Servicer, the Manager, ING and the ING Funding Agent hereby agrees that this Amendment shall constitute and have the same effects as the receipt of the Joinder Effective Notice pursuant to the Form of Joinder Agreement, and (iii) from and after the date hereof, (I) ING (which such date shall constitute the Joinder Effective Date under the Form of Joinder Agreement) shall be a Committed Lender party to the Credit Agreement for all purposes thereof having an initial Lender Group Percentage and Commitment, if applicable, as set forth in Schedule II hereto, and (II) ING Funding Agent (which such date shall constitute the Joinder Effective Date under the Form of Joinder Agreement) shall be the Funding Agent for the ING Lender Group and party to the Credit Agreement for all purposes thereof.
    (b)    By executing and delivering this Amendment, each of ING and ING Funding Agent confirms to and agrees with the Administrative Agent and each other Lender as follows: (i) neither the Administrative Agent nor any other Lender makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement (other than representations or warranties made by such respective parties) or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, or with respect to the financial condition of the Parent, the Manager, the Servicer, the Seller, or the Borrower (collectively, the “Sunnova Entities” and each, a “Sunnova Entity”), or the performance or observance by any Sunnova Entity of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto; (ii) each of ING and ING Funding Agent confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) each of ING and ING Funding Agent will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) each of ING, and ING Funding Agent hereby agrees to appoint and authorize the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VIII of the Credit Agreement; (v) ING hereby agrees to appoint and authorize the ING Funding Agent to take such action as funding agent on its behalf and to exercise such powers under the Credit Agreement as

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

are delegated to the Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VII of the Credit Agreement; and (vi) ING hereby agrees (for the benefit of the other parties to the Credit Agreement) that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Section 4.01.    Representations and Warranties
Each of the Borrower, the Manager, the Servicer, and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.
Section 5.01    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 6.01.    Electronic Signatures and Counterparts.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6.02.    Governing Law.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 6.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 6.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 6.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
Section 6.06.    No Bankruptcy Petition.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender, it will not institute against, or join any other Person in instituting against such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 6.06 shall survive the termination of this Amendment.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 6.07     Costs and Expenses.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.
Section 6.08    Consent and Direction.
The Lenders party hereto representing all Lenders hereby authorize and direct the Administrative Agent to execute and deliver this Amendment.
Section 6.09    No Amendment Fee.
Notwithstanding anything to the contrary herein or in Section 2.5(H) of the Credit Agreement, each of the Administrative Agent, the Borrower, the Servicer, the Lenders and the Funding Agents acknowledge, agree and consent that the amendment fee under Section 2.5(H) of the Credit Agreement shall not be due and payable to the Administrative Agent in connection with this Amendment.

[Signature pages follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
Sunnova EZ-Own Portfolio, LLC, as the Borrower

By: /s/ Robert Lane
Name: Robert Lane
Title: Executive Vice President,
         Chief Financial Officer

Sunnova SLA Management, LLC,
as Manager and Servicer

By: /s/ Robert Lane
Name: Robert Lane
Title: Executive Vice President,
         Chief Financial Officer

Sunnova Asset Portfolio 7 Holdings, LLC, as Seller and Pledgor

By: /s/ Robert Lane
Name: Robert Lane
Title: Executive Vice President,
         Chief Financial Officer

    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Atlas Securitized Products Holdings, L.P., as Agent and as Funding Agent for the Atlas Lender Group

By: Atlas Securitized Products Advisors GP, LLC, its general partner

By: /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Authorized Signatory

Atlas Securitized Products Funding 1, L.P., as a Committed Lender

By: Atlas Securitized BKR 1, L.P., its general partner
By: Atlas Securitized FundingCo GP LLC, its general partner
By: /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Authorized Signatory
    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

East West Bank, as a Committed Lender and as a Funding Agent

By: /s/ Keith Kishiyama
    Name: Keith Kishiyama
    Title: Senior Vice President
    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Zions Bancorporation, N.A., as a Committed Lender and as a Funding Agent

By: /s/ Efrain Soto
    Name: Efrain Soto
    Title: Director
    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Royal Bank of Canada,
as Funding Agent for the RBC Lender Group

By:     /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory
Royal Bank of Canada,
as a Committed Lender

By:     /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

By: /s/ Ross Shaiman
Name: Ross Shaiman
Title: Authorized Signatory
Thunder Bay Funding LLC,
as a Conduit Lender

By:     /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory
    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SMBC Nikko Securities America, Inc.,
as Funding Agent for the SMBC Lender Group

By:     /s/ Yukimi Konno
Name: Yukimi Konno
Title: Managing Director
Sumitomo Mitsui Banking Corporation,
as a Committed Lender
By: /s/ Juan Kreutz
    Name: Juan Kreutz
    Title: Managing Director

By:
    Name:
    Title:

Manhattan Asset Funding Company LLC,
as a Conduit Lender
By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President
    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ING Capital LLC,
as Funding Agent for the ING Lender Group and as Committed Lender

By: /s/ Thomas Ryan
    Name: Thomas Ryan
    Title: Managing director

By: /s/ Sandeep Srinath
    Name: Sandeep Srinath
    Title: Managing Director
    [Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A to
Amendment No. 1 to Second Amended and Restated Credit Agreement
(SLA)

Conformed Credit Agreement
[to be attached]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I to
Amendment No. 1 to Second Amended and Restated Credit Agreement (SLA)
Completion of Information
For Joinder Agreement
Re:    Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, modified, and/or supplemented prior to the date hereof) among Sunnova EZ-Own Portfolio, LLC, as Borrower, Sunnova SLA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, U.S. Bank National Association, as Custodian, Wells Fargo Bank, National Association, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and Atlas Securitized Products Holdings, L.P., as Administrative Agent
Item 1:    Date of Joinder Agreement:    October 6, 2023
Item 2:    Additional Committed Lender: ING Capital LLC
    Additional Funding Agent: ING Capital LLC
Item 3:    Type of Lender:     _ _ Conduit Lender
            _X_ Committed Lender

Item 4:    Complete if Committed Lender:    Commitment: $[***]
    Scheduled Commitment Termination Date:    the Payment Date occurring in May 2025, unless otherwise extended pursuant to and in accordance with the Credit Agreement
Item 5:    Name of Funding Agent:    ING Capital LLC
Item 6:    Name of Lender Group: ING Lender Group

    Schedule I
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule II to
Amendment No. 1 to Second Amended and Restated Credit Agreement (SLA)

List of Investing Offices, Addresses
For Notices and Commitment

ING Capital LLC
Committed Lender	Yes
Initial Lender Group Percentage: (if applicable)	[***]%
Initial Commitment:	$[***]
Office and Address for Notices:	ING Capital LLC 1133 Avenue of the Americas New York, NY 10036 Attention: Sandeep Srinath [***]

ING Capital LLC
Funding Agent	Yes
Office and Address for Notices:	ING Capital LLC 1133 Avenue of the Americas New York, NY 10036 Attention: Sandeep Srinath [***]

    Schedule II
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.